Income Taxes	12 Months Ended
May 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes

NOTE H — INCOME TAXES

On December 22, 2017, the U.S. government enacted comprehensive tax legislation commonly referred to as the Tax Cuts and Jobs Act (“Act”).  The income tax effects of changes in tax laws are recognized in the period when enacted. The Act provides for numerous significant tax law changes and modifications with varying effective dates.  Generally, the more significant provisions of the Act that impacted us for the year ended May 31, 2018 include the reduction in the U.S. corporate income tax rate from 35% to 21%, the creation of a territorial tax system (with a one-time mandatory tax on previously unremitted foreign earnings) and allowing for immediate capital expensing of certain qualified property.  The corporate tax rate reduction was effective for RPM as of January 1, 2018 and, accordingly, reduced our fiscal year 2018 federal statutory tax rate to a blended rate of approximately 29.2%.  The significant provisions of the Act that impact us for fiscal 2019 include the full federal statutory rate reduction to 21% and the repeal of the domestic production activities deduction. Also effective for fiscal 2019 are provisions of the Act that subject us to current U.S. tax on global intangible low-taxed income (“GILTI”) earned by certain foreign subsidiaries and allows a benefit for foreign-derived intangible income (“FDII”).  The estimated net tax impact related to GILTI and FDII for the year ended May 31, 2019 is not material to our consolidated financial results.

Subsequent to the enactment of the Act, the SEC issued Staff Accounting Bulletin No. 118 (“SAB 118”), which provides guidance on accounting for the tax effects of the Act.  SAB 118 provides a measurement period that does not extend beyond one year from the Act’s enactment date for companies to complete the applicable accounting under ASC 740. In accordance with SAB 118 and based on the information available as of May 31, 2018, we recorded a net provisional income tax expense of $7.3 million in accordance with the applicable provisions of the Act. The net provisional income tax expense was comprised of a benefit of $15.7 million related to the provisional re-measurement of our U.S. deferred tax assets and liabilities at the reduced U.S. corporate tax rates, a provisional expense of $67.9 million for the transition tax on unremitted earnings from foreign subsidiaries, and a provisional benefit of $44.9 million for the partial reversal of existing deferred tax liabilities recorded for the estimated tax cost associated with unremitted foreign earnings not considered permanently reinvested.

During our fiscal 2019 third quarter, we completed our assessment of the accounting for the impact of Act, which included analysis based on related legislative updates that include final and proposed regulations, and technical interpretations of the Act.  As a result, and consistent with SAB 118, during the three months ended February 28, 2019, we recorded an income tax benefit of $8.1 million, which was comprised of a $6.3 million benefit for the re-measurement of certain U.S. deferred tax assets and liabilities and a $1.8 million benefit resulting from the reduction of the transition tax on unremitted earnings from foreign subsidiaries. No other SAB 118 adjustments for the impact of the Act were recorded this fiscal year.

For the year ended May 31, 2019, the provision for income taxes is calculated in accordance with ASC 740, which requires the recognition of deferred income taxes using the asset and liability method.

Income before income taxes as shown in the Consolidated Statements of Income is summarized below for the periods indicated.

Year Ended May 31,	2019	2018	2017
(In thousands)
United States	$215,201	$228,976	$133,356
Foreign	124,644	188,072	110,977
Income Before Income Taxes	$339,845	$417,048	$244,333

Provision (benefit) for income taxes consists of the following for the periods indicated:

Year Ended May 31,	2019	2018	2017
(In thousands)
Current:
U.S. federal	$20,388	$27,206	$3,024
State and local	8,623	8,617	5,115
Foreign	37,713	52,658	27,474
Total Current	66,724	88,481	35,613
Deferred:
U.S. federal	15,298	(8,054)	15,553
State and local	1,414	4,832	1,928
Foreign	(11,278)	(7,468)	6,568
Total Deferred	5,434	(10,690)	24,049
Provision for Income Taxes	$72,158	$77,791	$59,662

The significant components of deferred income tax assets and liabilities as of May 31, 2019 and 2018 were as follows:

	2019	2018
(In thousands)
Deferred income tax assets related to:
Inventories	$8,970	$12,491
Allowance for losses	7,524	5,349
Accrued compensation and benefits	14,364	14,812
Accrued other expenses	17,036	14,427
Other long-term liabilities	15,947	15,921
Credit and net operating and capital loss carryforwards	63,395	52,687
Net unrealized loss on securities	12,391	10,236
Pension and other postretirement benefits	42,991	39,863
Total Deferred Income Tax Assets	182,618	165,786
Less: valuation allowances	(55,274)	(51,540)
Net Deferred Income Tax Assets	127,344	114,246
Deferred income tax (liabilities) related to:
Depreciation	(72,387)	(62,202)
Amortization of intangibles	(116,097)	(114,284)
Unremitted foreign earnings	(18,795)	(19,886)
Total Deferred Income Tax (Liabilities)	(207,279)	(196,372)
Deferred Income Tax Assets (Liabilities), Net	$(79,935)	$(82,126)

At May 31, 2019, we had U.S. capital loss carryforwards of approximately $47.0 million, of which $43.4 million will expire if not used by the end of our fiscal year 2022, with the balance expiring if unused by the end of our fiscal year 2024. Also, as of May 31, 2019, we had foreign tax credit carryforwards of $8.3 million, which expire in fiscal 2029.  Additionally, as of May 31, 2019, we had approximately $2.4 million of tax benefits associated with state net operating loss carryforwards and state tax credit carryforwards of $2.4 million, both of which expire at various dates beginning in 2020. Also, as of May 31, 2019, we had foreign net operating loss carryforwards of approximately $182.8 million, of which approximately $27.1 million will expire at various dates beginning in 2020 and approximately $155.7 million that have an indefinite carryforward period. Additionally, as of May 31, 2019, we had foreign capital loss carryforwards of approximately $29.6 million that can be carried forward indefinitely.

When evaluating the realizability of deferred income tax assets, we consider, among other items, whether a jurisdiction has experienced cumulative pretax losses and whether a jurisdiction will generate the appropriate character of income to recognize a deferred income tax asset.  More specifically, if a jurisdiction experiences cumulative pretax losses for a period of three years, including the current fiscal year, or if a jurisdiction does not have sufficient income of the appropriate character in the relevant carryback or projected carryforward periods, we generally conclude that it is more likely than not that the respective deferred tax asset will not be realized unless factors such as expected operational changes, availability of prudent and feasible tax planning strategies, reversal of taxable temporary differences or other information exists that would lead us to conclude otherwise.  If, after we have evaluated these factors, the deferred income tax assets are not expected to be realized within the carryforward or carryback periods allowed for that jurisdiction, we would conclude that a valuation allowance is required.

Total valuation allowances of approximately $55.3 million and $51.5 million have been recorded as of May 31, 2019 and 2018, respectively.  These recorded valuation allowances relate to foreign and U.S. capital losses, certain foreign net operating losses, net foreign deferred tax assets and foreign tax credit carryforwards. The year-over-year increase in valuation allowances are primarily attributable to unrealized and realized domestic capital losses, foreign tax credit carryforwards and certain foreign net operating loss carryforwards. Those increases were partially offset, primarily, as a result of translational foreign currency changes.

The following table reconciles income tax expense (benefit) computed by applying the U.S. statutory federal income tax rate against income (loss) before income taxes to the provision (benefit) for income taxes:

Year Ended May 31,	2019	2018	2017
(In thousands, except percentages)
Income tax expense at the U.S. statutory federal income tax rate	$71,367	$121,812	$85,517
Impact of foreign operations	(1,571)	(16,276)	(20,156)
State and local income taxes, net	7,224	9,520	4,734
Impact of global intangible low-taxed income	5,772
Domestic manufacturing deduction	-	(4,839)	(2,537)
Nondeductible business expense	2,259	2,473	2,394
Valuation allowance	7,021	(5,235)	933
Deferred tax liability for unremitted foreign earnings	-	(77,970)	(621)
Changes in unrecognized tax benefits	(8,480)
Other	1,195	737	1,476
Equity-based compensation	(4,496)	(4,652)	(12,078)
Transition tax liability	(1,868)	67,899	-
Remeasurement of U.S. deferred income taxes	(6,265)	(15,678)	-
Provision for Income Tax Expense	$72,158	$77,791	$59,662
Effective Income Tax Rate	21.2%	18.7%	24.4%

Uncertain income tax positions are accounted for in accordance with ASC 740.  The following table summarizes the activity related to unrecognized tax benefits:

(In millions)	2019	2018	2017
Balance at June 1	$14.1	$13.2	$13.7
Additions based on tax positions related to current year	0.1	5.1	0.2
Additions for tax positions of prior years	2.0	-	2.9
Reductions for tax positions of prior years	(7.9)	(4.5)	(3.2)
Foreign currency translation	(0.2)	0.3	(0.4)
Balance at May 31	$8.1	$14.1	$13.2

The total amount of unrecognized tax benefits that would impact the effective tax rate, if recognized, was $7.7 million at May 31, 2019, $13.6 million at May 31, 2018 and $4.6 million at May 31, 2017.

We recognize interest and penalties related to unrecognized tax benefits in income tax expense. At May 31, 2019, 2018 and 2017, the accrual for interest and penalties was $3.0 million, $2.8 million and $3.1 million, respectively. Unrecognized tax benefits, including interest and penalties, have been classified as other long-term liabilities unless expected to be paid in one year.

We file income tax returns in the U.S. and in various state, local and foreign jurisdictions. The Internal Revenue Service has substantially completed an examination of our 2015 and 2016 federal income tax returns and the statutory audit period has expired for all years through 2013. The 2015 and 2016 examinations have thus far resulted in an inconsequential reduction to our 2015 federal income tax liability and no changes to our 2016 federal income tax liability, and no further proposed adjustments are expected.  Further, with limited exceptions, we are generally subject to state and local or non-U.S. income tax examinations by tax authorities for the fiscal years 2012 through 2018.

We are currently under examination, or have been notified of an upcoming tax examination, for various non-U.S. and domestic state and local jurisdictions.  Although it is possible that certain tax examinations could be resolved during the next 12 months, the timing and outcomes are uncertain.

Our deferred tax liability for unremitted foreign earnings was adjusted to $19.9 million as of May 31, 2018. The $19.9 million deferred tax liability represented our estimate of the foreign tax cost associated with the remittance of $549.8 million of foreign earnings that were not considered to be permanently reinvested. As of May 31, 2019, the amount of these earnings has been reduced to approximately $413.3 million and the related deferred tax liability, which represents the estimated tax cost to repatriate these earnings, was adjusted to $18.8 million to reflect the impact of foreign exchange.  The reduction to the earnings amounts no longer permanently reinvested is due principally to distributions made during this fiscal year, which were not subject to foreign withholding taxes.

We have not provided for U.S. income taxes or foreign withholding taxes on the remaining $1.1 billion of foreign unremitted earnings because such earnings have been retained and reinvested by the foreign subsidiaries as of May 31, 2019. Accordingly, no provision has been made for U.S. income taxes or foreign withholding taxes, which may become payable if the remaining unremitted earnings of foreign subsidiaries were distributed to the U.S. Due to the uncertainties and complexities involved in the various options for repatriation of foreign earnings, it is not practical to calculate the deferred taxes associated with the remaining foreign earnings.